                                                                      EX-99.B(n)

                                   APPENDIX A
                                   ----------

--------------------------------------------------------------------------------------------------------
                                                Maximum                                       Maximum
                Funds Trust                  Initial Sales     Maximum     Maximum          Shareholder
             Multi Class Funds                  Charge          CDSC      12b-1 Fee        Servicing Fee
--------------------------------------------------------------------------------------------------------
1.  Asset Allocation Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               0.10
--------------------------------------------------------------------------------------------------------
2.  California Limited Term Tax-Free Fund
    Class A                                      3.00           0.50         None               0.25
    Class C                                      None           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
3.  California Tax-Free Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
4.  California Tax-Free Money Market Fund
    Class A                                      None           None         None               0.25
    Service Class                                None           None         None               None
--------------------------------------------------------------------------------------------------------
5.  Cash Investment Money Market Fund
    Administrator Class                          None           None         None               0.10
    Institutional Class                          None           None         None               None
    Service Class                                None           None         None               0.25
--------------------------------------------------------------------------------------------------------
6.  Colorado Tax-Free Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
7.  Diversified Equity Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
8.  Equity Income Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
9.  Equity Index Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
10. Government Money Market Fund
    Administrator Class                          None           None         None               0.10
    Class A                                      None           None         None               0.25
    Institutional Class                          None           None         None               None
    Service Class                                None           None         None               0.25

--------------------------------------------------------------------------------------------------------
                                                Maximum                                       Maximum
                Funds Trust                  Initial Sales     Maximum     Maximum          Shareholder
             Multi Class Funds                  Charge          CDSC      12b-1 Fee        Servicing Fee
--------------------------------------------------------------------------------------------------------
11. Growth Balanced Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
12. Growth Equity Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
13. Growth Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
14. High Yield Bond Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
15. Income Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
16. Income Plus Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
17. Index Allocation Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
18. Inflation-Protected Bond Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
19. Intermediate Government Income Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
20. International Equity Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
21. Large Cap Appreciation Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None

--------------------------------------------------------------------------------------------------------
                                                Maximum                                       Maximum
                Funds Trust                  Initial Sales     Maximum     Maximum          Shareholder
             Multi Class Funds                  Charge          CDSC      12b-1 Fee        Servicing Fee
--------------------------------------------------------------------------------------------------------
22. Large Cap Value Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
23. Large Company Growth Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
24. Limited Term Government Income Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
25. Minnesota Tax-Free Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
26. Money Market Fund
    Class A                                      None           None         None               0.25
    Class B                                      None           5.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
27. Montgomery Emerging Markets Focus Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
28. Montgomery Mid Cap Growth Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
29. Montgomery Short Duration Government
    Bond Fund
    Class A                                      3.00           0.50/*/      None               0.25
    Class B                                      None           3.00         0.75               0.25
    Class C                                      None           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
30. Montgomery Small Cap Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               0.10
--------------------------------------------------------------------------------------------------------
31. Montgomery Total Return Bond Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               0.15
    Select Class                                 None           None         None               None

--------------------------------------------------------------------------------------------------------
                                                Maximum                                       Maximum
                Funds Trust                  Initial Sales     Maximum     Maximum          Shareholder
             Multi Class Funds                  Charge          CDSC      12b-1 Fee        Servicing Fee
--------------------------------------------------------------------------------------------------------
32. National Tax-Free Fund
    Class A                                      4.50           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
33. National Tax-Free Money Market Fund
    Class A                                      None           None         None               0.25
    Institutional Class                          None           None         None               None
    Service Class                                None           None         None               0.25
--------------------------------------------------------------------------------------------------------
34. Outlook Today Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
35. Outlook 2010 Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
36. Outlook 2020 Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
37. Outlook 2030 Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
38. Outlook 2040 Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
39. Overseas Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
40. Prime Investment Money Market Fund
    Institutional Class                          None           None         None               None
    Service Class                                None           None         None               0.25
--------------------------------------------------------------------------------------------------------
41. SIFE Specialized Financial Services
    Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
42. Small Cap Growth Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               0.10

--------------------------------------------------------------------------------------------------------
                                                Maximum                                       Maximum
                Funds Trust                  Initial Sales     Maximum     Maximum          Shareholder
             Multi Class Funds                  Charge          CDSC      12b-1 Fee        Servicing Fee
--------------------------------------------------------------------------------------------------------
43. Small Company Value Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
    Institutional Class                          None           None         None               0.10
--------------------------------------------------------------------------------------------------------
44. Specialized Health Sciences Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
45. Specialized Technology Fund
    Class A                                      5.75           1.00/*/      None               0.25
    Class B                                      None           5.00         0.75               0.25
    Class C                                      1.00           1.00         0.75               0.25
--------------------------------------------------------------------------------------------------------
46. Stable Income Fund
    Class A                                      2.00           0.50/*/      None               0.25
    Class B                                      None           1.50         0.75               0.25
    Class C                                      None           1.00         0.75               0.25
    Institutional Class                          None           None         None               None
--------------------------------------------------------------------------------------------------------
47. Treasury Plus Money Market Fund
    Class A                                      None           None         None               0.25
    Institutional Class                          None           None         None               None
    Service Class                                None           None         None               0.25
--------------------------------------------------------------------------------------------------------
48. 100% Treasury Money Market Fund
    Class A                                      None           None         None               0.25
    Service Class                                None           None         None               None
--------------------------------------------------------------------------------------------------------

----------
/*/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for both the Montgomery Short Duration Government Bond Fund and the Stable Income Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

    Adopted: March 26, 1999, as amended on October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2001,
    November 6, 2001, May 7, 2002, August 6, 2002, November 5, 2002, December 18, 2002, February 4, 2003, May 6, 2003 and August 5, 2003.

                                   APPENDIX B
                                   ----------

----------------------------------------------------------------------
                                                        Class-level
         Multi-class Funds and Classes              Administration Fee
----------------------------------------------------------------------
Non-Money Market Funds
----------------------------------------------------------------------
Class A, Class B and Class C                               0.28%
----------------------------------------------------------------------
Institutional Class                                        0.20%
----------------------------------------------------------------------
Select Class                                               0.10%
----------------------------------------------------------------------
Money Market Funds
----------------------------------------------------------------------
Class A, Class B, Class C                                  0.22%
----------------------------------------------------------------------
Service Class                                              0.12%
----------------------------------------------------------------------
Administrator Class                                        0.10%
----------------------------------------------------------------------
Institutional Class                                        0.08%
----------------------------------------------------------------------

Adopted:  February 4, 2003

                                       A-1